UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2015 (May 12, 2015)

 CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11 W. 42nd Street
New York, New York 10036

(Address of registrant’s principal executive office)

Registrant's telephone number, including area code: (212) 461-5200

Not Applicable

_________________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13e-4I)

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 12, 2015, CIT Group Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) at the Company’s offices in Livingston, New Jersey. A total of 174,381,147 shares of the Company’s common stock were entitled to vote as of March 16, 2015, the record date for the Annual Meeting. There were 157,773,442 shares present in person or by proxy, which constituted approximately 90.47% of the total votes entitled to be cast, at the Annual Meeting, at which the stockholders were asked to vote on four proposals. Set forth below are the matters acted upon by the stockholders, and the final voting results of each such proposal.

Proposal 1. Election of Directors

With respect to the election of the following nominees as Directors of the Company to hold office for a term of one year, or until the next annual meeting of stockholders:

	Shares Voted
	For	Against	Abstain	Broker-Non Votes
Ellen R. Alemany	150,789,147	58,535	878,553	6,047,207
Michael J. Embler	149,786,468	1,060,711	879,056	6,047,207
William M. Freeman	149,317,419	1,529,354	879,462	6,047,207
David M. Moffett	149,949,225	897,513	879,497	6,047,207
R. Brad Oates	150,783,116	63,707	879,412	6,047,207
Marianne Miller Parrs	150,338,270	509,182	878,783	6,047,207
Gerald Rosenfeld	150,791,084	57,368	877,783	6,047,207
Vice Admiral John R. Ryan, USN (Ret.)	148,587,417	2,259,330	879,488	6,047,207
Sheila A. Stamps	150,786,039	61,971	878,225	6,047,207
Seymour Sternberg	150,740,564	107,373	878,298	6,047,207
John A. Thain	146,239,655	3,634,464	1,852,116	6,047,207
Peter J. Tobin	150,486,107	360,686	879,442	6,047,207
Laura S. Unger	136,395,508	14,452,355	878,372	6,047,207

Based on the votes set forth above, each of the nominees set forth above were duly elected to serve as directors of the Company for a one year term, or until their respective successors have been duly elected and qualified at the next annual meeting of stockholders of the Company.

Proposal 2. Ratification of the Appointment of Independent Registered Public Accounting Firm

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm and external auditors for the year ending December 31, 2015 received the following votes:

For	Against	Abstain
154,929,967	1,994,870	848,605

Based on the votes set forth above, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm and external auditors to serve for the year ending December 31, 2015 was duly ratified by the stockholders.

Proposal 3. Advisory Vote on the Compensation of the Company’s Executive Officers

The advisory (non-binding) approval of the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, received the following votes:

For	Against	Abstain	Broker Non-Votes
133,886,371	16,909,680	930,184	6,047,207

Based on the votes set forth above, the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, was approved in an advisory vote by the stockholders.

Proposal 4. Approval of CIT Group Inc. 2015 Executive Incentive Plan

The approval of the CIT Group Inc. 2015 Executive Incentive Plan, as set forth in the Company’s proxy statement for the Annual Meeting, received the following votes:

For	Against	Abstain	Broker Non-Votes
131,888,726	18,744,831	1,092,678	6,047,207

Based on the votes set forth above, the CIT Group Inc. 2015 Executive Incentive Plan, as set forth in the Company’s proxy statement for the Annual Meeting, was approved by the stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.

(Registrant)

By: /s/ Robert J. Ingato

Robert J. Ingato

Executive Vice President, General Counsel &

Secretary

Dated: May 13, 2015